EHXIBIT 99.2


                       AMENDMENT TO FORBEARANCE AGREEMENT
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                       AMENDMENT TO FORBEARANCE AGREEMENT

         THIS AMENDMENT TO FORBEARANCE AGREEMENT, dated as of October 13, 2009 (this "AMENDMENT"), is made by and among JACOBS FINANCIAL GROUP, INC., a Delaware corporation (the "COMPANY"), and the holders of the Promissory Notes (as such term is defined below) on SCHEDULE I hereto (each, a "HOLDER" and collectively, the "HOLDERS"). Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Subscription Agreements referred to below.

                               W I T N E S S E T H

         WHEREAS, the Company and each Holder is a party to a Subscription Agreement for Promissory Note and Common Stock, dated on or about June 10, 2008 (each, a "SUBSCRIPTION AGREEMENT" and collectively, the "SUBSCRIPTION AGREEMENTS"), pursuant to which the Company issued to each Holder a promissory note (the "PROMISSORY NOTES");

         WHEREAS, the parties hereto entered into a Forbearance Agreement dated as of June 5, 2009 (the "FORBEARANCE AGREEMENT"), pursuant to which the Holders agreed to forbear from exercising their rights and remedies arising from the Acknowledged Events of Default (as such term is defined in the Forbearance Agreement);

         WHEREAS, (i) pursuant to the amortization scheduled delivered by the Company to the Holders pursuant to the Forbearance Agreement, the Company was obligated to make a payment of $67,185 to the Holders on September 10, 2009 (the "SEPTEMBER 2009 PAYMENT"); (ii) the Company failed to make the September 2009 Payment within 14 days after September 10, 2009 and (iii) such failure constitutes a Forbearance Default (as such term is defined in the Forbearance Agreement) (the "SEPTEMBER EVENT OF DEFAULT");

         WHEREAS, the Company has asked the Holders to forbear from exercising their rights and remedies arising from the September Event of Default until the Forbearance Termination Date (as such term is defined in the Forbearance Agreement); and

         WHEREAS, (i) each Holder recognizes that if such Holder exercises its remedies under the Promissory Notes and the Forbearance Agreement, the Company may be forced to suspend operations and the business and prospects of the Company, including prospects for full repayment of the Promissory Notes, could be severely damaged and (ii) accordingly, the Holders are, upon and subject to the terms and conditions specified in this Amendment, willing to forbear from exercising their rights and remedies arising from the September Event of Default until the Forbearance Termination Date.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Company acknowledges, confirms and agrees that (a) the Company's obligation to repay the outstanding principal amount of the Promissory Notes and all accrued and unpaid interest in respect thereof is unconditional and not subject to any offsets, defenses or counterclaims, (b) the Holders have performed fully all of their respective obligations under the Subscription Agreements and the Forbearance Agreement, (c) by entering into this Amendment,

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the Holders do not waive or release any term or  condition  of the  Subscription
Agreements, the Promissory Notes or the Forbearance Agreement or any of their rights or remedies under the Subscription Agreements, the Promissory Notes or the Forbearance Agreement or applicable law or any of the obligations of the Company thereunder and (d) the Acknowledged Events of Default and the September Event of Default have occurred and are continuing. The Holders (a) acknowledge receipt of payment from the Company of all interest payable under the Promissory Notes through September 10, 2008 and (b) acknowledge, confirm and agree that the Company has performed fully all of its obligations under the Subscription Agreements, the Promissory Notes and the Forbearance Agreement (other than the Acknowledged Events of Default and the September Event of Default).

         2. Subject to the terms and conditions of this Amendment, the Holders hereby agree that the Company may satisfy its obligation to make the September 2009 Payment by making such payment in full on or before October 31, 2009, provided, however, that that interest on the unpaid principal amount due under the Promissory Notes (including, for the avoidance of doubt, interest on the portion of principal attributable to the September 2009 Payment) shall accrue effective from and after September 10, 2009 at the rate of 15% per annum. A revised Amortization Schedule reflecting the increased interest rate on the Promissory Notes is set forth as SCHEDULE II hereto.

         3. Subject to the terms and conditions of this Amendment, the Holders hereby agree to forbear the exercise of rights and remedies otherwise available under the Subscription Agreements, the Promissory Notes and the Forbearance Agreement, solely on account of the Acknowledged Events of Default and the September Event of Default from the date of this Amendment until the occurrence of a Forbearance Default (as defined below). Notwithstanding the foregoing, subject to the terms and conditions of this Amendment, the Holders shall be free to exercise any or all of their rights and remedies arising on account of the Acknowledged Events of Default and the September Event of Default at any time after the occurrence of a Forbearance Default. For purposes of this Amendment, the term "FORBEARANCE DEFAULT" means the existence or occurrence of any or all of the following: (a) any of Default under the Promissory Notes (other than the Acknowledged Events of Default and the September Event of Default), (b) the failure of the Company to make the Payments to the Holders in accordance with the schedule prescribed by paragraph 2 hereof and, in all events, on or prior to the Forbearance Termination Date, or (c) a breach by the Company of any other representation, covenant or condition set forth in the Forbearance Agreement or this Amendment (other than, with respect to the Forbearance Agreement, the September Event of Default); and the term "FORBEARANCE TERMINATION DATE" means June 24, 2011.

         4. Nothing set forth herein or contemplated hereby is intended to or shall be construed as a waiver of or acquiescence to the Acknowledged Events of Default or the September Event of Default, which shall continue in existence subject only to the terms of the Forbearance Agreement and this Amendment and all restrictions in the Promissory Notes applicable after an Event of Default shall remain applicable except as otherwise expressly provided in the Forbearance Agreement and this Amendment.

         5. Nothing set forth herein or contemplated hereby shall constitute an agreement by the Holders to forbear the exercise of any of the rights and

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remedies  available  to the  Holders  under the  Promissory  Notes (all of which rights and remedies are hereby expressly reserved by the Holders) upon and after the occurrence of a Forbearance Default.

         6. The Company hereby acknowledges and consents to all of the terms and conditions of this Amendment and agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge any obligations under the Subscription Agreements, the Promissory Notes or the Forbearance Agreement. Except as expressly provided herein, this Amendment shall not modify or affect the Company's obligation to comply fully with any other duty, term, condition or covenant contained in the Subscription Agreements, the Promissory Notes and the Forbearance Agreement or the rights and remedies of the Holders under the Subscription Agreements, the Promissory Notes and the Forbearance Agreement. Except as expressly modified hereby, all of the terms and provisions of the Subscription Agreements, the Promissory Notes and the Forbearance Agreement shall remain in full force and effect.

         7. Each Holder hereby agrees that it shall not sell, transfer, assign, convey, pledge, mortgage, encumber, hypothecate or otherwise dispose of or suffer the creation of any interest in or lien on (a "TRANSFER") any Promissory Note without obtaining an agreement in writing in form and substance reasonably satisfactory to the Company from such transferee to the effect that such transferee (and any subsequent transferee of such transferee) acknowledges and agrees that it shall take the Promissory Note in such Transfer subject to the terms and condition of the Forbearance Agreement and this Amendment (including, without limitation, paragraph 2 hereof). Each Holder hereby agrees to indemnify and hold the Company harmless from and against any and all losses, costs, expenses, claims, damages and other liabilities, including, without limitation, reasonable attorneys fees and disbursements, which the Company has suffered, incurred or become subject to arising out of, based upon or otherwise in respect of a breach by such Holder (or any such transferee) of its obligations pursuant to this paragraph 7.

         8. The Company hereby represents and warrants to the Holders that: (a) the Company has taken all necessary action to authorize the execution, delivery and performance of this Amendment; and (b) this Amendment has been duly executed and delivered by the Company and constitutes the Company's legal, valid and binding obligation, enforceable in accordance with its terms.

         9. Each Holder hereby makes the representations and warranties to the Company set forth on SCHEDULE II to the Forbearance Agreement and covenants with the Company as set forth on SCHEDULE II to the Forbearance Agreement. Such representations, warranties and covenants are hereby incorporated by reference herein.

         10. This Amendment, the Forbearance Agreement, the Subscription Agreements and the Promissory Notes embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

         11. This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation, or release of the Promissory Notes, or, except as expressly provided herein, a waiver by any Holder of any of its rights thereunder, or at law or in equity.

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         12. This Amendment may be executed in any number of counterparts,  each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         13. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of West Virginia.


             [The parties' signatures appear on the following page.]




























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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed under seal and delivered as of the date and year first above written.

                                            JACOBS FINANCIAL GROUP, INC.
                                            a Delaware corporation

                                            By:
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Name:                                       Name:    John M. Jacobs
                                            Title:   President


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                                   SCHEDULE I

                                     HOLDERS










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                                   SCHEDULE II

                          REVISED AMORTIZATION SCHEDULE